DEBT	6 Months Ended
Jun. 30, 2015
Debt Disclosure [Abstract]
DEBT
DEBT

As of June 30, 2015 and December 31, 2014, we had total long-term debt outstanding of $1,386.2 million and $1,032.5 million, respectively.

On January 20, 2015, we assumed bank debt of $162.8 million upon the acquisition of the Golar Eskimo. The facility is repayable in semi-annual installments with a balloon payment at the end of the loan, with interest chargeable annually at a rate equal to LIBOR plus a margin.

In addition, we financed a portion of the purchase price of the Golar Eskimo with a $220.0 million vendor loan. The loan is non-amortizing with a final balloon payment due in December 2016, and bears interest at a rate equal to LIBOR plus a blended margin of 2.84%. In June 2015, we repaid $120.0 million of the Golar Eskimo vendor loan.

As of March 31, 2015, we had fully drawn down the $20.0 million revolving credit facility with Golar. This unsecured interest free revolving credit facility originally matured in April 2015 but was extended to June 30, 2015 and repaid on June 24, 2015.

On May 22, 2015, we completed the issuance and sale of $150 million aggregate principal amount of 5 years non-amortizing bonds in Norway (the “2015 Norwegian Bonds”). The 2015 Norwegian Bonds mature on May 22, 2020 and bear interest at a rate of LIBOR plus 4.4%. In connection with the issuance of the 2015 Norwegian Bonds, we entered into an economic hedge interest rate swap to reduce the risk associated with fluctuations in interest rates by converting the floating rate of the interest obligation under the 2015 Norwegian Bonds to an all-in fixed rate of 6.275%.

On June 16, 2015, we entered into a $180 million Maria and Freeze loan facility (the "$180 million Maria and Freeze facility"), with certain lenders, to refinance the Golar Maria credit facility (which would have matured in December 2015) and extend the commercial loan tranche and refinance the Exportfinans ASA tranche of the Golar Freeze facility (which would have matured in June 2015 and June 2018, respectively). The $180 million Maria and Freeze facility consists of a $150 million term loan that is repayable in quarterly installments over a period of three years, with a final balloon payment of $114 million due on June 30, 2018, and a revolving credit facility of up to $30 million that matures on June 30, 2018. The $180 million Maria and Freeze facility bears interest at a rate of LIBOR plus a margin of up to 1.95%. As a result of the refinancing, the Golar Maria credit facility and the Exportfinans ASA tranche of the Golar Freeze facility were terminated. The extended commercial loan tranche of the Golar Freeze facility became the $180 million Maria and Freeze facility.